UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) April 15, 2019

WHIRLPOOL CORPORATION
(Exact name of registrant as Specified in Charter)

Delaware	1-3932	38-1490038
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 North M-63, Benton Harbor, Michigan		49022-2692
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (269) 923-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 16, 2019, Whirlpool Corporation (the "Corporation") held its 2019 annual meeting of stockholders. The matters listed below were submitted to a vote of the stockholders through the solicitation of proxies, and the proposals are described in detail in the Corporation's proxy statement dated March 1, 2019 (the "Proxy Statement"). The results of the stockholder vote are as follows:

a.
Samuel R. Allen, Marc R. Bitzer, Greg Creed, Gary T. DiCamillo, Diane M. Dietz, Gerri T. Elliott, Michael F. Johnston, John D. Liu, James M. Loree, Harish Manwani, William D. Perez, Larry O. Spencer, and Michael D. White were each elected by the stockholders to a term to expire in 2020 or until their respective successors are duly elected and qualified.

Nominees	For	Against	Abstain	Broker Non-Votes
Samuel R. Allen	48,844,076	2,130,164	697,031	6,624,086
Marc R. Bitzer	49,422,865	2,134,234	114,172	6,624,086
Greg Creed	49,734,345	1,220,447	716,479	6,624,086
Gary T. DiCamillo	49,356,668	2,197,923	116,680	6,624,086
Diane M. Dietz	49,257,299	1,705,777	708,195	6,624,086
Gerri T. Elliott	50,510,812	1,046,733	113,726	6,624,086
Michael F. Johnston	48,118,352	2,838,917	714,002	6,624,086
John D. Liu	50,444,425	1,117,287	109,559	6,624,086
James M. Loree	50,392,351	1,166,240	112,680	6,624,086
Harish Manwani	48,921,357	2,035,476	714,438	6,624,086
William D. Perez	49,675,483	1,284,645	711,143	6,624,086
Larry O. Spencer	50,634,974	932,057	104,240	6,624,086
Michael D. White	49,380,492	2,183,435	107,344	6,624,086

b.
The stockholders approved, on an advisory (non-binding) basis, the compensation paid to the Corporation’s named executive officers disclosed in the Proxy Statement, including the Compensation Discussion & Analysis, the compensation tables and related disclosure.

For	Against	Abstain	Broker Non-Votes
46,844,063	4,035,006	792,202	6,624,086

c.	The stockholders ratified the appointment of Ernst & Young LLP as the Corporation’s independent registered public accounting firm for 2019.

For	Against	Abstain
55,284,081	2,913,648	97,628

Item 8.01. Other Events.

On April 15, 2019, the Corporation issued a press release announcing that the Corporation's Board of Directors approved an increase in the Corporation’s quarterly dividend from $1.15 per share to $1.20 per share, effective for the dividend payable June 15, 2019, to stockholders of record at the close of business on May 17, 2019.

Website Disclosure
We routinely post important information for investors on our website, whirlpoolcorp.com, in the "Investors" section. We also intend to update the Hot Topics Q&A portion of this webpage as a means of disclosing material, non-public information and for complying with our disclosure obligations under Regulation FD. Accordingly, investors should monitor the Investors section of our website, in addition to following our press releases, SEC filings, public conference calls, presentations and webcasts. The information contained on, or that may be accessed through, our webpage is not incorporated by reference into, and is not a part of, this document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 18, 2019		WHIRLPOOL CORPORATION

	By:	/s/ BRIDGET K. QUINN
	Name:	Bridget K. Quinn
	Title:	Assistant General Counsel and Corporate Secretary